SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): November 7, 2003

                                 Organetix, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            000-29462                                   73-1556428
     (Commission File Number)               (IRS Employer Identification No.)

             603 - 7th Avenue S.W., Calgary, Alberta, Canada T2P 2T5
               (Address of Principal Executive Offices)(Zip Code)

                                 (403) 261-8888
              (Registrant's Telephone Number, Including Area Code)

                        Diamond International Group, Inc.

          (Former Name or Former Address, if Changed Since Last Report)

The Registrant this Amendment NO. 1 to its Form 8-K dated November 7, 2003, as previously filed with the SEC on November 18, 2003, to include certain financial statements pursuant to Item 7 of the Form 8-K, commencing on Page F-1 immediately following the signatures.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On November 7, 2003 (the "Effective Date"), pursuant to a Share Exchange Agreement between Diamond International Group, Inc. ("Diamond"), a Delaware corporation and Organetix, Inc. ("Organetix"), a Delaware corporation and all of the shareholders of Organetix (Agreement"), Diamond acquired all of the shares of Organetix from the Organetix consideration for the issuance of 64,000,000 restricted shares of Diamond to the Organetix shareholders. Pursuant to the Agreement, Organetix became a wholly owned subsidiary of the Company and the Company has filed a Certificate of Amendment with the State of Delaware changing its name to Organetix, Inc.

Pursuant to the terms of the Agreement, Sylvio Martini resigned as the sole director of Diamond and L.B. (Brad) Clarke was appointed to the Board of Directors. In addition, Sylvio Martini resigned as President, Chief Executive Officer and Chief Financial Officer of Diamond and Brad Clarke was named as President, Chief Executive Officer and Chief Financial Officer of Diamond.

The Acquisition was approved by the unanimous consent of the Board of Directors of Diamond and by unanimous consent of the Board of Directors of Organetix on October 31, 2003.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by Diamond) at November 14, 2003, by (i) each person known by Diamond to be the beneficial owner of more than five percent (5%) of Diamond's outstanding shares of Common Stock, (ii) each director of Diamond, (iii) the executive officers of Diamond, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of Diamond.

                  NAME OF                  SHARES OF
TITLE OF CLASS    BENEFICIAL OWNER         COMMON STOCK       PERCENT OF CLASS
--------------------------------------------------------------------------------
Common            Amma Corporation         46,200,000          60.50%

Common            Dr. Jose Cabanillas       4,000,000           5.24%

Common            L.B. (Brad) Clarke          (1)                 (1)

DIRECTORS AND                                 (1)                 (1)
OFFICERS AS A
GROUP


(1) Mr. Brad Clarke, the sole Officer and Director of the Company, does not directly own any shares of Diamond. However, Mr. Clarke is the principal shareholder of Amma Corporation which owns 46,200,000 shares of Diamond.

The  following is a  biographical  summary of the  directors and officers of the
Company:

L.B. (BRAD) CLARKE, 48, has been President, Chief Executive Officer, Chief Financial Officer and Director of Diamond since November 7, 2003. Brad Clarke has over 28 years of business experience. For twenty-three (23) of these years he has been providing management consulting in Canada and internationally, in the United States, Barbados, Peru, China, and India. His experience ranges from being on project management teams of mega projects to being the president of a successful accounting and management consulting practice.

Mr. Clarke has assisted numerous firms and individuals in managing their affairs through both the good and the bad times. His domestic and international experience, industry contacts, finance, negotiating and management skills have been proven by meeting and accomplishing the short and long-term goals of clients. Mr. Clarke specializes in project management, accounting; joint venture and internal auditing; personnel; production, revenue, and royalty consulting; software systems; management consulting, joint venture management of operated & non-operated properties and project construction.

Some major clients include Marathon Canada Limited, Conoco Canada Resources Limited, Total Petroleum Canada Ltd., Goldman Sachs (J. Aron Resources Ltd.), Signalta Resources Ltd., Shell Canada Ltd., Harvard International Group, and Esso Resources Canada Ltd. (Exxon). As a consultant, he has developed an extensive list of contacts through his many years of helping clients with management of all aspects of their business. His experience in making appropriate recommendations and decisions is demonstrated through the success of his consulting practice.

Mr. Clarke has also been directly involved in the complementary and integrated medicine industry for the past 11 years. He is a devoted student of Qi Gong, Traditional Chinese Medicine and herbology. He is also currently the Director and head instructor of Qi Gong at the Calgary Qi Gong Centre. One of his key areas of focus is teaching and informing children through to the elderly of simple self help, preventative medicine practices and therapies that can significantly reduce anger, negative stress and improve their immune system and foster happiness.

Mr. Clarke also teaches Joint Venture Agreements, Accounting and Auditing courses that he authored and which are sponsored by the PJVA and CAPPA through SAIT, Mount Royal College and private seminars. He was a director and treasurer of the Petroleum Joint Venture Association (PJVA) for three years. He has spoken at two Insight Conferences and has chaired one other Insight Conference.

Mr. Clarke is President of a company that established harvesting, manufacturing, production and packaging of medicinal plant products from remote parts of the world.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Diamond acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Organetix for 64,000,000 shares of common stock of the Company. Pursuant to the Agreement, Organetix became a wholly owned subsidiary of Diamond.

Organetix is a biotechnology company that has the exclusive worldwide option to acquire the formula and license for a proprietary medical discovery relating to the liver. Organetix is focused on patenting, researching and developing, producing and selling this proprietary liver product initially as a nutraceutical and to evaluate the pharmaceutical option later. This liver product has been used specifically to treat patients with Hepatitis C. Limited research shows it is regenerating liver tissue thus allowing the liver to begin functioning again despite years of damage from the virus. Thus, this product may be useful for all liver disorders and might someday eliminate most liver transplants.

Management, together with research and medical advisors are reporting that the formula in the limited tests conducted to date, eliminates most of the symptoms of Hepatitis "C" quickly and effectively without any known side effects. The liver product may directly compete in a billion dollar market that currently exists in North America and around the world. Significant additional testing is required. Analog products will also be evaluated.

We have established a pipeline of many plant based medicines through a medical doctor in Peru. We specialize in researching, developing and patenting bioactive compounds and their unique formulas and processes from plants having a unique history of medicinal use. We feel that Nutraceuticals and Bioceuticals are the foundations for the new and exciting drugs to be discovered in the 21st Century. Much like insulin being used for diabetes, this proprietary liver product does not cure Hepatitis C, but has the capability of regenerating the liver at a cellular level.

The following describes Diamond's immediate priorities:

1. Register patents and research synthesis of the existing nutraceuticals and bioceuticals from the licensed liver product;

2. Develop new nutraceuticals and bioceuticals from the licensed liver product;

3. Sub-license, market and distribute the licensed liver products with strategic partners.

ALLIANCES & COLLABORATIONS

The following sets forth alliances and collaborations which we have established in further of our goals:

1. A World Wide License with Dr. Jose G. Cabanillas which includes a lump sum bonus and royalty based on a percentage of gross sales for an initial term of 40 years with a buyout option.

2. A consulting agreement with Jose G. Cabanillas to manage the manufacturing of the products and provide research and development on new and existing products.

3. Canadian Institute for Natural and Integrative Medicine (CINIM), under the directorship of Dr. Badri Rickhi, for independently evaluating treatments and assisting on research.

4. Dr. Eloy Rodriguez of Cornell University and the University of Miami will assist in the research and phytochemistry of the Liver product. Further collaboration could result in Diamond's use of research facilities in the Dominican Republic, in the Amazon, in Miami and in New York.

5. Dr. Brad Thompson, President and Dr. Matt Coffey, Vice President of Oncolytics Biotech Inc. (a publicly held Canadian company), both PhD' s, have agreed to assist with the research and patent process and all subsequent drug and or nutraceutical registration steps accordingly.

THE SALES AND MARKETING FOR THE LIVER PRODUCT

Our sales and marketing strategy plans are to immediately start selling the Liver Product as soon as the patents are filed. We plan to be selling within 12 months or sooner. Strategic alliances and sub-licensing with allow us to distribute larger volumes.

Because Hepatitis C is experiencing explosive growth, we plan to use the multi-media already available. There are Hepatitis C patients and web sites and organizations and liver specialists all over the world very well connected by e-mail and newsletters. The news media will also be used to expand the information knowledge base of our products. Word of mouth alone will be powerful and world wide.

We have budgeted for a major advertising and marketing approach but we will modify this according to the success of the multi-media program.

The database of doctors and patients available today will allow us an inexpensive way of communicating our message. Also, it is hoped that foundations around the world will be most interested in providing our product to less fortunate children and adults who cannot afford to purchase our liver product directly or through an insurance plan.

Insurance companies may also become interested. By eliminating the symptoms of Hepatitis C, patients may return to normal lives thus saving insurance companies significant amounts of money.

PATENT PROTECTION

Patent protection or our product is one of our primary goals. Completion of the phytochemistry along side of the patent process will offer us accurate and precise research that will allow us to have multiple levels of patents. This will protect our shareholders and offer a strong secure position for sub-licensing and selling around the world. Management is currently engaged in discussions with research professionals for purposes of providing scientific DNA fingerprinting, active ingredient identification, HPLC testing and patent protection of all products.

The skills, training, expertise and international reputations of the individuals that provide scientific and medical consulting services are unpeered. We are confident that the services relating to protocol design, scientific testing, clinical trial design, and assistance in securing patent protections in the United States and Canada will be invaluable to the success and credibility of the products.

RISK FACTORS

LIMITED OPERATING HISTORY: Diamond has a limited operating history and the Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, Diamond must, among other things, significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel. There is no assurance that the Company's business strategy will be successful, or that additional capital will not be required to continue business operations. The Company is in the process of restructuring and therefore is essentially in the early stages of its development. Diamond has limited material tangible assets. To date, Diamond has created little revenues and as a result of the significant expenditures that Diamond plans to make in sales and marketing, research and development and general and administrative activities over the near term, Diamond expects that it will continue to incur significant operating losses and negative cash flows from operations on both a quarterly and annual basis for the foreseeable future. For these and other reasons, there can be no assurance that the Company will ever achieve or be able to sustain profitability.

DEPENDENCE ON KEY MANAGEMENT. Diamond is highly dependent on the services of Brad Clarke, the sole officer and director of Diamond as well as Dr. Jose Cabanillas. The loss of the services of these individuals could have a materially adverse impact on the Company. The Company does not currently maintain any key-man life insurance policy with respect to these key management personnel.

LIMITED FINANCIAL RESOURCES. Diamond has limited financial resources, has no source of operating cash flow and has no assurance that additional funding will be available to it for further development of its product or to fulfil its obligations under any applicable agreements. If the Company's product is successful, additional funds will be required for the development and marketing of the product. The only source of future funds presently available to the Company is through the sale of equity capital.

POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. In the event Diamond requires financing, Diamond will seek such financing through bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to Diamond on acceptable terms, if at all. Diamond does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of Diamond's Common Stock or Preferred Stock on terms that have not yet been established.

RISKS OF RAPID GROWTH. Diamond anticipates a period of rapid growth, which may place strains upon Diamond's management and operational resources. The Company's ability to manage growth effectively will require Diamond to integrate successfully its business and administrative operations into one dynamic management structure.

POSSIBLE ISSUANCE OF ADDITIONAL SHARES. Diamond has authorized 100,000,000 shares of Common Stock. The Company presently has issued and outstanding 76,361,014 shares of Common Stock, the only class of stock of Diamond for which shares have been previously issued. As of November 17, 2003, Diamond will have authorized, but un-issued, 23,638,986 shares of Common Stock which are available for future issuance. Diamond may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock or Preferred Stock are issued, the percentage of Diamond's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.

DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by Diamond to date. Diamond does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in Diamond's business. There can be no assurance that dividends will ever be paid on the Common Stock of Diamond.

COMPLIANCE WITH GOVERNMENT REGULATION. Diamond will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to medical industry in the United States generally. There can be no assurance that such approvals will be obtained. The cost and delay involved in attempting to obtain such approvals cannot be known in advance.

The FDA and comparable regulatory authorities in foreign countries extensively and rigorously regulate our products, product development activities and manufacturing processes. In the U.S., the FDA regulates the introduction of medical devices as well as the manufacturing, labeling and record-keeping procedures for such products. We are required to:

     o    obtain clearance before we can market and sell our product;

     o satisfy content requirements applicable to our labeling, sales and promotional materials;

     o    comply with manufacturing and reporting requirements; and

     o    undergo rigorous inspections.

In the event that we need to obtain marketing clearance from the FDA, it may be costly and time consuming. We cannot assure you that our future products will obtain FDA clearance on a timely basis, or at all. Our product must also comply with laws and regulations in foreign countries in which we market such products. In general, the extent and complexity of medical regulation is increasing worldwide. This trend may continue, and the cost and time required to obtain marketing clearance in any given country may increase as a result. We cannot assure you that our products will obtain any necessary foreign clearances on a timely basis, or at all.

SUCCESS OF OUR PRODUCT. We cannot assure you that our product will be proven success and approved by the FDA. While we will focus on patenting, researching and developing, producing and selling this proprietary liver product here is no assurance that this product will be successful in treating patients with Hepatitis C. Limited research shows that this product assist in the regeneration of liver tissue thus allowing the liver to begin functioning again despite years of damage from the virus and management, together with research and medical advisors are reporting that our formula in the limited tests conducted to date, eliminates most of the symptoms of Hepatitis "C" quickly and effectively without any known side effects. However, to date, extensive testing on this product has not been completed and therefore we are not sure if this product will be proven successful. We will need to fund multiple research studies throughout the lifecycle of our products to provide statistically significant scientific data to regulatory agencies.

The FDA and foreign regulatory agencies will require scientific clinical outcomes data and cost effectiveness data. We will need to provide this data throughout our products' lifecycles. Governmental agencies may change the frequency and breadth of clinical research required, potentially significantly increasing our costs. We cannot assure you that our outcomes data will be adequate to meet FDA requirements. If our outcomes data does not meet such requirements, we may be unable to sell our product.

INTELLECTUAL PROPERTY PROTECTION. We will depend on our intellectual property and any failure to protect that intellectual property could adversely affect our ability to meet future expectations. Failure to protect our existing intellectual property rights may result in the loss of our exclusivity and thus could reduce our sales potential. We will rely on patent and trademark law to protect our intellectual property but we may be forced to rely upon common-law protection with respect to our trade secrets and other proprietary matters. To date we have not applied for a patent for our product. In the absence of patent protection, we may be vulnerable to competitors who attempt to copy our products or methods. Consequently, it may be extremely difficult for us to enforce our proprietary rights and thereby prevent competitors from selling or otherwise infringing on our products. Outside the U.S., Canada, and Mexico, effective patent and trademark protection may not be applied for or may be limited or costly. We believe that we have obtained all rights necessary to patent our product without infringement on rights or patents. We will seek to achieve profitability through aggressive promotion and marketing of our patents and by developing customer relationships, which could provide a contractual basis for profits irrespective of proprietary infringements.

SUBSTANTIAL COMPETITION. A number of the Company's competitors have significantly greater financial, technical, administrative, manufacturing, marketing and other resources than Diamond. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share.

Company must overcome significant barriers to enter into this business as a result of its limited operating history and financial resources. Many of its competitors have substantially greater financial, technical, managerial and marketing resources, longer operating histories and name recognition. Such competitors may be able to devote more resources than us. There can be no assurance that Diamond will be able to compete effectively with current or future competitors or that the competitive pressures faced by Diamond will not have a material adverse effect on the Company's business, financial condition and operating results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired

                                 ORGANETIX, INC.
                           A Development Stage Company

                  FOR THE PERIOD FROM INCEPTION (MAY 28, 2003)
                               TO OCTOBER 15, 2003



                                      INDEX

                                                                       Page(s)

Independent Auditors' Report                                            F-1.

Financial Statements:
   Balance Sheet                                                        F-2.
   Statement of Operations                                              F-3.
   Statement of Shareholders' Equity                                    F-4.
   Statement of Cash Flows                                              F-5.

Notes to Financial Statements                                        F-6 to F-8

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders
Organetix, Inc.
New York, New York


We have audited the accompanying balance sheet of Organetix, Inc. (a development stage company) as of October 15, 2003, and the related statements of operations, shareholders' equity and cash flows for the period from inception (May 28, 2003) to October 15, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Organetix, Inc. (a development stage company) as of October 15, 2003, and the results of its operations and its cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred a net loss from inception to date of $227,288 and, as of October 15, 2003, had a working capital deficiency of $22,388 and negative tangible net worth of $22,388. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. Management's actions in regard to these matters are more fully described in Note 1.


                                      LAZAR LEVINE & FELIX LLP

New York, New York
November 13, 2003

                                 ORGANETIX, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                OCTOBER 15, 2003

                                   - ASSETS -

CURRENT ASSETS:
     Cash                                                                               $    25,379
                                                                                        -----------

TOTAL CURRENT ASSETS                                                                         25,379

OTHER ASSETS:
     License agreement                                                                    2,040,000
                                                                                        -----------
                                                                                        $ 2,065,379
                                                                                        ===========

                    - LIABILITIES AND SHAREHOLDERS' EQUITY -

CURRENT LIABILITIES:
     Due to affiliate                                                                   $    36,559
     Due to shareholders                                                                     11,208
                                                                                        -----------
TOTAL CURRENT LIABILITIES                                                                    47,767

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
     Common  stock,  $.001 par  value;
        30,000,000  shares  authorized;
        16,000,000 shares issued and outstanding                         $    16,000
     Additional paid-in capital                                            2,256,000
     Subscription receivable                                                 (27,100)
     Deficit accumulated during the development stage                       (227,288)     2,017,612
                                                                         -----------    -----------
                                                                                        $ 2,065,379
                                                                                        ===========


                             See accompanying notes.

                                 ORGANETIX, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
                  FOR THE PERIOD FROM INCEPTION (MAY 28, 2003)
                               TO OCTOBER 15, 2003



REVENUES                                                     $         --

COSTS AND EXPENSES:
     Operating expenses - research facility   $     28,200
     Research and development expenses              80,619
     Consulting fees                                32,898
     Professional fees                              52,024
     Travel and accommodations                      11,678
     Telephone                                       4,885
     Insurance                                       4,603
     Rent                                            3,065
     Shipping expense                                1,230
     Office and other expense                        8,086        227,288
                                              ------------   ------------

NET LOSS                                                     $   (227,288)
                                                             ============



LOSS PER SHARE:

     Basic and diluted                                       $       (.02)
                                                             ============

     Weighted average number of common
       shares outstanding                                      12,956,000
                                                             ============

                             See accompanying notes.
                                      F-3

                                 ORGANETIX, INC.
                          (A Development Stage Company)
                        STATEMENT OF SHAREHOLDERS' EQUITY
                  FOR THE PERIOD FROM INCEPTION (MAY 28, 2003)
                               TO OCTOBER 15, 2003

                                                                                                    Deficit
                                                                                                  Accumulated
                                                Common Shares         Additional                   During the
                                         -------------------------     Paid-in     Subscription   Development    Shareholders'
                                            Number       Amount        Capital      Receivable       Stage          Equity
                                         -----------   -----------   -----------   -----------    -----------    -----------
Issuance at inception to founders          7,200,000   $     7,200   $    64,800   $   (27,100)   $        --    $    44,900

Issuance pursuant to private placement       640,000           640       159,360            --             --        160,000

Assignment of license agreement            8,160,000         8,160     2,031,840            --             --      2,040,000

Net loss for period  from  inception
   to October 15, 2003                            --            --            --            --       (227,288)      (227,288)
                                         -----------   -----------   -----------   -----------    -----------    -----------

BALANCE AT OCTOBER 15, 2003               16,000,000   $    16,000   $ 2,256,000   $   (27,100)   $  (227,288)   $ 2,017,612
                                         ===========   ===========   ===========   ===========    ===========    ===========

                             See accompanying notes.
                                      F-4

                                 ORGANETIX, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
                  FOR THE PERIOD FROM INCEPTION (MAY 28, 2003)
                               TO OCTOBER 15, 2003


INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:


CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                       $ (227,288)

   Changes in assets and liabilities:
     Due to affiliates                                                  36,559
     Due to shareholders                                                11,208
                                                                    ----------
        Net cash utilized by operating activities                     (179,521)


CASH FLOWS FROM INVESTING ACTIVITIES                                        --


CASH FLOWS FROM FINANCING ACTIVITIES:
     Issuance of common stock to founders              $   44,900
     Proceeds from private placement of common stock      160,000
                                                       ----------
        Net cash provided by financing activities                      204,900
                                                                    ----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                           $   25,379
                                                                    ==========

                             See accompanying notes.
                                      F-5

                                 ORGANETIX, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 15, 2003

NOTE 1 -  DESCRIPTION OF COMPANY/OPERATIONS:

          Organetix,   Inc.   ("the   Company"  or   "Organetix"),   a  Delaware
          Corporation, was incorporated on May 28, 2003.

          The Company is a biotechnology company that has the exclusive worldwide license (see Note 5) for the formula of a proprietary medical discovery relating to the liver. Organetix will patent, research, develop, produce and sell this proprietary liver product initially as a nutra-ceutical/herbal supplement, referred to as "A4+L Compound". This liver product has been used specifically to treat patients with Hepatitis C. Organetix will also specialize in researching, developing and patenting bioactive compounds and their unique formulas and processes from plants having a distinctive history of medicinal use.

          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial  statements,  the  Company  has  incurred  a net  loss  from inception to date of $227,288 and, as of October 15, 2003, had a working capital deficiency of $22,388 and negative tangible net worth of $22,388. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. The Company is presently selling its securities in private offerings, and in November 2003, subsequent to the balance sheet date, entered into a share exchange transaction with a publicly held entity. It is the Company's intention to raise additional funds in a public offering of its securities in the future.

          In view of these matters, realization of the assets on the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations.

          The Company has been devoting its time towards establishing its business and no revenues have been generated to date. As such, the Company is considered as being in the development stage, since its inception, in accordance with Statement of Financial Accounting Standards No. 7, and its year-end is December 31.


NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          The Company's accounting policies are in accordance with accounting principles generally accepted in the United States of America. Outlined below are those policies considered particularly significant.

     (a)  Use of Estimates:

          In preparing financial statements in accordance with accounting principles generally accepted in the United States of America, management makes certain estimates and assumptions, where applicable, that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

                                 ORGANETIX, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 15, 2003

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

     (b)  Statements of Cash Flows:

          For purposes of the statement of cash flows the Company considers all highly liquid investments purchased with a remaining maturity of three months or less to be cash equivalents.

     (c)  Amortization - License Agreement:

          The cost of the license is being amortized on the straight-line method over its contractual life of 40 years.

     (c)  Loss per Share:

          Basic and diluted earnings (loss) per common share is computed using the weighted average number of shares of common stock outstanding for the period.

NOTE 3 -  DUE TO AFFILIATE/SHAREHOLDERS:

          The Company is indebted to certain of its shareholders and an affiliate, Amma Corporation, for expenses incurred in connection with the Company's operations from inception. These amounts are non-interest bearing and are payable on demand.

NOTE 4 -  SHARE EXCHANGE AGREEMENT:

          On November 7, 2003 (the "Effective Date"), pursuant to a Share Exchange Agreement ("the Agreement") between the shareholders of the Company and Diamond International Group, Inc. ("Diamond"), a Delaware corporation, Diamond acquired all of the shares of Organetix in exchange for 64,000,000 restricted shares of Diamond issued to the shareholders of Organetix. Pursuant to the Agreement, Organetix became a wholly owned subsidiary of Diamond.

NOTE 5 -  ASSIGNMENT OF LICENSE AND CONSULTING AGREEMENTS:

     (a)  License Agreement:

          On July 15, 2003, Amma Corporation ("Amma"), a privately held entity domiciled in Alberta, Canada, assigned all of its right, title and interest in and to the A4+L compound as defined in a License Agreement, dated June 5, 2003, between Amma and Dr. Jose Cabanillas Coral, a Canadian resident and citizen of Peru, in exchange for 8,160,000 shares of Company common stock.

                                 ORGANETIX, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 15, 2003

NOTE 5 -  ASSIGNMENT OF LICENSE AND CONSULTING AGREEMENTS (Continued):

     (b)  License Agreement (continued):

          The A4+L compound (the "technology"), is a multiple plant formulation used for the relief of certain medical symptoms associated with Hepatitis C.

          This license grants the Company the exclusive right to use and sublicense the technology, and any improvements, and to research, manufacture, distribute and sell products throughout the world excluding Peru.

          This 40-year license requires that the Company pay a royalty equal to 3% of gross sales and sublicensing revenues to Dr. Coral.

     (c)  Consulting Agreement:

          Concurrently with the assignment of the license agreement described above, Amma also assigned its consulting agreement, dated June 1, 2001, with Dr. Coral to the Company.

          This agreement, which expires on June 1, 2006, requires that Dr. Coral provide general and research duties as requested, in exchange for a monthly fee of $12,000.

NOTE 6 -  STOCKHOLDERS' EQUITY:

          The Company has authorized 30 million shares of common stock, par value $.001 per share. There are issued and outstanding, 1.6 million shares of common stock as of October 15, 2003.

          In May 2003, the Company issued 7,200,000 shares of common stock to its founders, at a per share price of $.01, for aggregate proceeds of $72,000 of which $27,100 had not been received as of October 15, 2003. In November 2003, subsequent to the balance sheet, the Company received $10,860 of this subscription receivable.

          In June 2003, the Company began offering its common stock in a private offering of such securities and, through October 15, 2003, has generated proceeds of $160,000, for the sale of 640,000 shares of its common stock at a per share price of $.25.

          In July 2003, the Company issued 8,160,000 shares of its common stock in connection with the assignment of a license agreement (see Note 5). These shares were deemed to have a fair value of $.25 per share at the time of issuance.

     (b)  Pro forma financial information

          The pro forma financial information will be filed by an amendment to this Report within 60 days after this report must be filed.

     (c)  Exhibits

Number    Exhibit
------    -------

2.1 Share Exchange Agreement dated October 31, 2003 by and among Diamond International Group, Inc. and Organetix, Inc.*

          * filed with the original 8-K filing on November 18, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DIAMOND INTERNATIONAL GROUP, INC.

                                      By: /s/ Brad Clarke
                                         ---------------------------------------
                                          Brad Clarke
                                          President

December 24, 2003